Exhibit 23.10

AngloGold Ashanti Siguiri - 31 December 2021

Consent of Qualified Person

I, Adama Sissoko, in connection with the Technical Report Summary for “Siguiri Mine, A Life of Mine Summary Report” dated 31 December 2021 (the “Technical Report Summary”) as required by Item 601(b)(96) of Regulation S-K and filed as an exhibit to AngloGold Ashanti Limited’s (“AngloGold Ashanti”) Registration Statement on Form F-3 and any amendments or supplements and/or exhibits thereto (collectively, the “Form F-3”) pursuant to Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“1300 Regulation S-K”), consent to:

●	the public filing and use of the Technical Report Summary as an exhibit to the Form F-3;

●	the use of and reference to my name, including my status as an expert or “Qualified Person” (as defined in 1300 Regulation S-K) in connection with the Form F-3 and Technical Report Summary; and

●
any extracts from, or summary of, the Technical Report Summary in the Form F-3 and the use of any information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that is included or incorporated by reference into the Form F-3.

I am responsible for authoring, and this consent pertains to, the Technical Report Summary. I certify that I have read the Form F-3 and that it fairly and accurately represents the information in the Technical Report Summary for which I am responsible.

Date: 1 April 2022

/s/ Adama Sissoko

Adama Sissoko

1 April 2022

AngloGold Ashanti Siguiri - 31 December 2021

Consent of Qualified Person

I, Desiderius Kamugisha, in connection with the Technical Report Summary for “Siguiri Mine, A Life of Mine Summary Report” dated 31 December 2021 (the “Technical Report Summary”) as required by Item 601(b)(96) of Regulation S-K and filed as an exhibit to AngloGold Ashanti Limited’s (“AngloGold Ashanti”) Registration Statement on Form F-3 and any amendments or supplements and/or exhibits thereto (collectively, the “Form F-3”) pursuant to Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“1300 Regulation S-K”), consent to:

●	the public filing and use of the Technical Report Summary as an exhibit to the Form F-3;

●	the use of and reference to my name, including my status as an expert or “Qualified Person” (as defined in 1300 Regulation S-K) in connection with the Form F-3 and Technical Report Summary; and

●
any extracts from, or summary of, the Technical Report Summary in the Form F-3 and the use of any information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that is included or incorporated by reference into the Form F-3.

I am responsible for authoring, and this consent pertains to, the Technical Report Summary. I certify that I have read the Form F-3 and that it fairly and accurately represents the information in the Technical Report Summary for which I am responsible.

Date: 1 April 2022

/s/ Desiderius Kamugisha

Desiderius Kamugisha

1 April 2022
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